UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 3, 2005

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (d) On March 7, 2005, Wabash National Corporation issued a press release announcing the appointment of Scott K. Sorensen to the Company’s Board of Directors on March 3, 2005. Mr. Sorensen will serve on both the audit and compensation committees. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      99.1 Wabash National Corporation press release dated March 7, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: March 8, 2005	By:	/s/ Robert J. Smith
Robert J. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Wabash National Corporation Press Release dated March 7, 2005